UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2009
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51665 (Commission File Number)	20-0161599 (IRS Employer Identification No.)

420 Stevens Avenue, Suite 210, Solana Beach, California (Address of Principal Executive Offices)	92075 (Zip Code)
Registrant’s telephone number, including area code: (858) 480-0400

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     1. Adoption of Somaxon Pharmaceuticals, Inc. 2009 Incentive Plan for the 2009 Fiscal Year. On July 16, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Somaxon Pharmaceuticals, Inc. (the “Company”) approved the Somaxon Pharmaceuticals, Inc. 2009 Incentive Plan (the “2009 Incentive Plan”). Pursuant to the 2009 Incentive Plan, the Company’s executive officers are eligible to receive bonuses ranging from zero to 150% of their target bonuses based on the achievement of corporate performance goals. The target bonus for the Company’s Chief Executive Officer is equal to 45% of his base salary, and the target bonus for the Company’s Vice Presidents is equal to 35% of their respective base salaries. The corporate performance goals for 2009 were established by the Board of Directors and include the achievement of performance targets with respect to the Company’s regulatory activities, strategic transactions and financing activities.
     The foregoing description is a summary only, is not necessarily complete, and is qualified by the full text of the 2009 Incentive Plan, which is filed as an exhibit to this Current Report on Form 8-K.
     2. Option Grants. Also on July 16, 2009, the Committee granted options to the Company’s executive officers and Chairman of the Board under the Company’s 2005 Stock Incentive Plan. The number of options received by each such individual is as follows:

		Number of Options
Name	Title	Received
David F. Hale	Chairman of the Board	50,000
Richard W. Pascoe	President and Chief Executive Officer	150,000
Jeffrey W. Raser	Senior Vice President, Sales and Marketing	100,000
Matthew W. Onaitis	Vice President and General Counsel	100,000
Brian T. Dorsey	Vice President, Product Development	100,000
     Fifty percent of these stock options will vest upon approval by the U.S. Food and Drug Administration of the Company’s New Drug Application for its product candidate Silenor® (doxepin), and the remaining 50% will vest upon the Company’s consummation of a strategic collaboration relating to Silenor that is approved by the Board of Directors.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description
10.1	Somaxon Pharmaceuticals, Inc. 2009 Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: July 21, 2009
	By:	/s/ Matthew W. Onaitis
		Name:	Matthew W. Onaitis
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Somaxon Pharmaceuticals, Inc. 2009 Incentive Plan